UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	March 17, 2008

First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-51028	39-1576570
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

401 Charmany Drive, Madison, Wisconsin 53719
(Address of principal executive offices, including zip code)
(608) 238-8008
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; CompensatoryArrangements of Certain Officers.

        On March 17, 2008, the Board of Directors of First Business Financial Services, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s Annual Incentive Bonus Plan (the “Plan”). Prior to the Amendment, the Plan provided for two performance measures: (1) top line growth and (2) adjusted net income (previously described as cash flow growth). The Amendment added a third performance measure: return on equity. A copy of the Plan, as amended, is filed as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable

(d)	Exhibits. The following exhibit is filed herewith:

(99.1)	First Business Financial Services, Inc. Annual Incentive Bonus Plan, as amended.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BUSINESS FINANCIAL SERVICES, INC.
Date: March 21, 2008	By: /s/ James F. Ropella
James F. Ropella
Senior Vice President and Chief Financial Officer

FIRST BUSINESS FINANCIAL SERVICES, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99.1	First Business Financial Services, Inc. Annual Incentive Bonus Plan, as amended.